As filed with the U.S. Securities and Exchange Commission on 6/9/2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Russell B. Simon, President
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7395
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2023

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report March 31, 2023

Miller Income Fund

Class A	LMCJX
Class C	LCMNX
Class FI	LMCKX
Class I	LMCLX
Class IS	LMCMX

Table of contents

Miller Income Fund

Miller Income Fund 2023 Semi-Annual Report

Miller Income Fund things can change quickly

Bill Miller IV, CFA, CMT

Portfolio Manager

The Miller Income Fund I-shares returned -3.24% versus 3.72% for the ICE Bank of America High Yield Index in the first quarter of 2023. It was another manic quarter for markets, as macroeconomic uncertainty spiked with the collapse of Silicon Valley Bank (SVB), the second-largest bank failure in American history1. Word made its way around the venture-backed community that SVB was having a hard time meeting depositor withdrawals, which is not something that cash-hungry companies want to hear, prompting a run on SVB as well as a few others. This event marked a clear shift in market dynamics, as well as our portfolio’s relative performance.

Through the first few trading days of March, the Income Fund was ahead of its benchmark year-to-date. The SVB failure rattled investors’ nerves about the soundness of the underlying financial system, which became evident across asset classes. Government bond yields dropped and high-yield spreads widened as perceived risk unperformed in March with investors’ rush to safety. The equity market dusted off its playbook from just after the March 2020 COVID swoon, which involved further multiple expansion on high-multiple, large-capitalization “growth” names. Meanwhile, smaller capitalization and lower-multiple “value” stocks underperformed.

Our more tenured shareholders will recognize this environment as one that does not treat our value-oriented income strategy well, and the trailing quarter was no exception. Since our goal is a functional one — namely, undervalued income with the potential for capital appreciation — we approach the market from that perspective and construct our portfolios much differently than the benchmark with the goal of outperforming it over the long term. As such, we find it especially important to review the context around underperformance.

Average Annual Total Returns and Expenses (%) as of 3/31/23
	Without Sales Charges
	QTD	1 Yr	3 Yr	5 Yr	Inception[2]
Class A (LMCJX)	-3.30	-17.04	14.76	1.45	1.99
Class C (LCMNX)	-3.50	-17.74	13.88	0.71	1.24
Class FI (LMCKX)	-3.33	-17.10	14.86	1.49	1.96
Class I (LMCLX)	-3.24	-16.84	15.08	1.75	2.25
Class IS (LMCMX)	-3.07	-16.78	15.16	1.83	2.33
ICE BofA US High Yield Index	3.73	-3.50	5.86	3.07	3.65

[1]	When ranked by assets

Miller Income Fund 2023 Semi-Annual Report	1

Miller Income Fund things can change quickly (cont’d)

	With Maximum Sales Charges
	QTD	1 Yr	3 Yr	5 Yr	Inception[2]
Class A (LMCJX)	-8.91	-21.85	12.54	0.26	1.32
Class C (LCMNX)	-4.45	-18.52	13.88	0.71	1.24
Class FI (LMCKX)	-3.33	-17.10	14.86	1.49	1.96
Class I (LMCLX)	-3.24	-16.84	15.08	1.75	2.25
Class IS (LMCMX)	-3.07	-16.78	15.16	1.83	2.33
ICE BofA US High Yield Index	3.73	-3.50	5.86	3.07	3.65

	Expenses[3]		30-Day SEC Yield
	Gross	Net	with Waiver	w/o Waiver
Class A (LMCJX)	1.26	1.21	5.97	5.85
Class C (LCMNX)	2.00	1.95	5.54	5.41
Class FI (LMCKX)	1.28	1.24	6.27	6.15
Class I (LMCLX)	1.00	0.96	6.60	6.47
Class IS (LMCMX)	0.94	0.90	6.66	6.53
ICE BofA US High Yield Index

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front end sales charge of 5.75%. Class C shares have a one year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. Numbers may be the same due to rounding. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110 or visit millervaluefunds.com.

[2]	Inception date is 2/28/14.
[3]	Miller Value Partners, LLC (the Adviser) has contractually agreed to waive certain fees and/or reimburse certain expenses through 1/31/2024.

Please reference the prospectus for detailed information.

Approximately 80% of the portfolio today is in equities with yield, so looking at the broader equity return landscape during the quarter is instructive. Among S&P 1500 stocks with a consensus estimate for positive earnings in 2023, the average Q1 total return of the top decile when ranked by earnings multiple (the “most expensive” stocks) was 12.4% versus -9.1% for stocks with bottom-decile P/E multiples (the “least expensive” stocks), one of the worst quarterly relative performances in twenty years. Fifteen companies in the S&P 1500, or only 1% of the index, generated approximately 93% of the index’s change in market cap during the quarter.

2	Miller Income Fund 2023 Semi-Annual Report

Dividend yield also did not have a good quarter in the aggregate; if an investor had bought the top 20% of stocks in the S&P 1500 with yield on an equal-weighted basis, the total return would have been -1.8% (the annualized dividend yield of such an endeavor would be 6.5%), while the decile of stocks with the lowest positive yield generated a 10.2% total return. More information on Q1 factor returns from the S&P 1500 follows:

Average Return by Factor Quintile in Q1 2023 (%)
	P/E	Mkt Cap	Leverage	Div Yld
Q1 (high P/E, cap, leverage, yield)	11.1	4.2	-0.4	-1.8
Q2	8.1	2.9	1.7	-2.2
Q3	4.1	3.9	2.8	-0.5
Q4	1.2	3.1	4.9	3.2
Q5	-5.5	2.0	7.2	7.5
D1 (1st Decile)	12.4	4.6	-0.0	0.3
D10 (10th Decile)	-9.1	0.2	5.3	10.2
No EPS/Div	-3.0			7.0

Source: Bloomberg, Miller Value Partners

Industry sectors that tend to generate more yield also fared much worse than those without yield. Technology stocks, which have the least yield of any sector, were up 14% on an equal-weighted basis in the first quarter, while the yield-heavy financial, energy and utilities groups all had a negative average total return.

Average Return by Sector in Q1 2023 (%)
Technology	14.0
Consumer, Cyclical	8.5
Industrial	8.5
Communications	6.0
Basic Materials	6.0
Consumer, Non-cyclical	3.0
Utilities	-0.9
Energy	-5.2
Financial	-6.4

Source: Bloomberg, Miller Value Partners

Tracking error, or performance that deviates from the benchmark, is a real risk when pursuing a functional goal in a concentrated portfolio while being benchmarked against a diversified index, though the extent of our relative performance reversal in less than thirty days highlights an important truth — things can change quickly.

A pending recession seems to be the base case for most pundits, and understandably so — monetary policy is restrictive in an effort to reduce inflation, and the 3.5% unemployment rate feels as though it can only move in one direction off of a level not seen since 1969, which was also the last time inflation spiked after remaining under control for many years. Perhaps most concerning to pundits is the bond market, as the yield curve sits at its deepest inversion in at least forty years, suggesting investors believe short rates will need to come down in the foreseeable future if policymakers want to achieve both maximum output and stable prices.

Miller Income Fund 2023 Semi-Annual Report	3

Miller Income Fund things can change quickly (cont’d)

While the future may seem obvious, it is worth what may cause it not be so. One of the most interesting offsets to the aforementioned “recession is the only way forward” outlook lies in the market’s expectation for interest rate volatility. The ICE BofA MOVE Index measures the options market’s expectations for volatility in Treasuries across the maturity curve, and it just hit a 15-year high, on par with levels last seen in the global financial crisis. Expectations for record levels of volatility on what are supposed to be the “safest” assets implies a high amount of uncertainty around the interaction between markets, policy and the economy. If volatility around an asset class is expected to be very high, the pricing signals coming from those assets could be weak, as the market believes they are subject to change quickly and by a large amount. The closely watched 2-10 year Treasury spread was cut in half in just three days in March, going from “the deepest inversion in at least forty years” to “one more three-day move to a positive slope” (which would imply a lower probability of a recession to some). Uncertainty around the right cost of capital is a real challenge for financials, whose entire job is arbitraging various costs of capital, which may explain some of the sector’s recent underperformance. History also shows that this level of expected volatility tends to be short-lived, and any improvement would be good for our portfolio’s heavy allocation to financials.

None of this changes how we approach the market and manage the strategy, as the economy tends to grow most of the time, and even the economists who officially date economic peaks and troughs cannot do so until many months or years thereafter. We look for businesses that have undervalued yield in their capital structures and then own those securities until one of three things happens: 1) the market agrees with us, 2) the investment case changes, or 3) we find a better opportunity. The most significant change to the portfolio this quarter was the addition of a new name — Western Alliance Bancorp (WAL), a regional bank based in Phoenix, AZ, that saw its share price collapse with Silicon Valley Bank’s. Unlike SVB, Western Alliance has a diversified loan book with low exposure to the technology sector and is a much better underwriter; it is also very efficiently run, and management has been transparent in communicating with the market about the bank’s status throughout the turmoil. We funded it with a combination of other equities, and we exited a few financials whose valuations we thought were fair-to-high relative to other values we saw in the space.

We find the valuations across the portfolio compelling, and as always, we remain the largest investors in the Fund and welcome any questions or comments.

Bill Miller IV, CFA, CMT

April 7, 2023

4	Miller Income Fund 2023 Semi-Annual Report

Top Contributors

●	HeidelbergCement AG (HEI GY) was the top contributor for the quarter. The company reported 4Q22 revenue of €5.29B ($5.74B), +12.0% year- over-year (Y/Y), ahead of consensus of €5.18B ($5.62B), and Operating Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) of €1.02B ($1.11B), +4.3% Y/Y, slightly ahead of consensus of €1.00B ($1.09B). HeidelbergCement generated fiscal-year 2022 (FY22) Adjusted Earnings per Share (EPS) of €9.47 ($10.26), +19.7% Y/Y, implying a Price-to- Earnings (P/E) multiple of 7.1x, and free cash flow (FCF) of €1.34B ($1.45B), or a FCF yield of 10.3%. In 4Q22, the company sold 28.9 million tons (Mt) of cement and clinkers, -6.3% Y/Y, and 70.2 Mt of aggregates, -6.1% Y/Y, and management noted that pricing gains are more than offsetting cost inflation even on the lower sales volumes. The company paid out €628MM ($681MM) in dividends and repurchased €350MM ($379MM) worth of shares in 2022, collectively returning €978MM ($1.06B) to shareholders, or 7.5% of the company’s market cap. Management guided for FY23 revenue growth driven by continuous strong pricing, Operating Earnings Before Interest and Taxes (EBIT) of €2.50B ($2.71B), at the midpoint, and recently declared a FY23 annual dividend of €2.60/ share ($2.82/share), +8.3% Y/Y, implying a 3.9% yield.

Top 10 by Issuer as of 3/31/23
% of
Name	Portfolio
GEO Group, Inc.[1]	7.2
Viatris Inc.	5.1
Columbia Care Inc.	4.9
OneMain Holdings, Inc.	4.8
CTO Realty Growth, Inc.	4.7
Public Policy Holding Co., Inc.	4.5
Buckle, Inc.	4.3
HeidelbergCement AG	4.2
Vale S.A.	4.1
Jackson Financial Inc.	3.9
Total	47.7%
[1] Exposure includes 1.6% common stock and 5.6% fixed income

●	MicroStrategy, Inc. 0.75% 12/15/2025 rose in sympathy with Bitcoin’s 71.7% gain during the first quarter. The company reported 4Q22 revenue of $132.6MM, -1.5% Y/Y (+4.1% on constant currency basis), ahead of consensus of $131.0MM, and an adjusted loss from operations of -$176.7MM, compared to a 4Q21 adjusted loss of -$124.3MM. During the quarter, MicroStrategy’s subsidiary, Macrostrategy, voluntarily paid off a $205MM loan to Silvergate Bank with a 22% discount after the bank filed for liquidation earlier this year. Additionally, MicroStrategy reported that it purchased another ~6.5K bitcoin for ~$150MM in cash, at an average price of $23.2K per token, bringing the company’s total holdings to ~139.0K bitcoin as of 3/23/23, which is worth approximately $3.95B based on a bitcoin price of ~$28.4K as of 3/31/23.

●	Jackson Financial Inc (JXN) gained after it reported 4Q22 revenues excluding net losses on derivatives and investments of $2.66B, -11.6% Y/Y, and Adjusted Operating EPS of $5.66, compared to 4Q21 EPS of $7.48, ahead of consensus of $5.21. Jackson ended the year in a strong capital position, with a Risk-Based Capital (RBC) ratio of 544% as of year-end 2022, representing a sequential improvement from a 3Q22 RBC ratio of over 500%. The company returned $86MM to shareholders in 4Q22 via $38MM of share repurchases and $48MM in dividends, bringing FY22 capital returns to $482MM, or 15.7% of the company’s market cap. Management increased the 1Q23 dividend by 12.7% to $0.62/share, or an annualized yield of 6.6%, and announced a $450MM increase to the company’s existing share repurchase authorization, as management is targeting FY23 capital returns of $500MM, at the midpoint, or 16.2% of the company’s market cap.

Miller Income Fund 2023 Semi-Annual Report	5

Miller Income Fund things can change quickly (cont’d)

Top Detractors

●	Vonovia SE (VNA GY) was the top detractor for the quarter. Vonovia reported FY22 revenue of €5.15B ($5.58B), +42.2% Y/Y, ahead of consensus of €4.64B ($5.03B), and Adjusted EBITDA of €2.76B ($2.99B), +22.6% Y/Y, slightly below consensus of €2.78B ($3.01B). The company generated FY22 funds from operations (FFO) per share of €2.56 ($2.77), +17.4% Y/Y, implying a Price-to-Funds From Operations (P/FFO) multiple of ~6.8x. Management decided to cut the dividend from €1.66/share ($1.80/share) in FY22 to €0.85/share ($0.92/share) in FY23, implying a 4.9% yield, in order to strike a more appropriate balance between capital discipline and shareholder returns, as the company focuses on deleveraging via organic cash flow generation and potential property disposals amidst a challenging macroeconomic environment. However, management believes this dividend cut is an exception, as they reaffirmed their long-term commitment to shareholder returns and a policy of paying out ~70% of group FFO in the form of dividends. For FY23, management is guiding for rental revenue of €3.20B ($3.47B), +1.2% Y/Y, Adjusted EBITDA of €2.73B ($2.95B), -1.4% Y/Y, and FFO of €1.85B ($2.01B), -9.1% Y/Y, at the respective midpoints.

●	Medical Properties Trust Inc (MPW) fell during the period after it reported 4Q22 revenue of $380.5MM, -7.0% Y/Y, ahead of consensus of $379.0MM, and Normalized FFO/share of $0.43, -8.5% Y/Y, in-line with consensus. In February, the REIT announced it entered into a $1.2B sale-leaseback transaction, in which CommonSpirit Health will acquire and lease MPW’s Utah hospital portfolio, which is currently operated by Steward Health Care. This transaction allows Medical Properties Trust to add a new high-quality tenant, and also reduce the REIT’s tenant concentration from Steward, which previously accounted for ~20-25% of total revenues, in exchange for a rental rate step-down, which management indicated is a reflection of CommonSpirit’s A-rated credit, rather than a reflection of the cash flow generating capabilities of the relevant hospitals. Management maintained its quarterly dividend of $0.29/share, implying an annualized yield of 14.1%, and guided for FY23 Normalized FFO/share of $1.58 (-13.2% Y/Y), implying a P/FFO multiple of 5.2x, at the midpoint.

6	Miller Income Fund 2023 Semi-Annual Report

●	Viatris Inc (VTRS) dropped in the quarter after it reported 4Q22 net sales of $3.87B, -10.7% Y/Y (-2% excluding foreign exchange impact), below consensus of $3.96B, and EPS of $0.83, compared to a 4Q21 net loss per share of -$0.22, ahead of consensus of $0.72. The company generated FY22 FCF of $2.55B, or a FCF yield of 22.1% and paid down $3.3B of debt in 2022, bringing total debt reduction to $5.4B since 2021. Management maintained its annual dividend at $0.48/share for FY23, or a ~5.0% yield, and repurchased ~$250MM worth of shares in January and February of 2023, or ~2.2% of the company’s market cap. For FY23, management is guiding for revenues of $15.8B (-2.9% Y/Y), Adjusted EBITDA of $5.2B (33.0% margin), and FCF of $2.5B, at the respective midpoints. The company also announced that Scott Smith, a board member of Viatris since December 2022, has been appointed as the company’s new CEO effective 4/1/23. Smith has previously served as the president and chief operating officer at Celgene Corporation, and most recently held the position of President at BioAlta, a publicly traded biotechnology company focused on the development of Conditionally Active Biologics

Advisor Services

888.844.4403 | advisors@millervalue.com
millervaluefunds.com

MILLER VALUE FUNDS

We are value investors focused on generating long-term performance by investing in undervalued companies we find at the intersection of our understanding of human behavior and markets.

The ICE BofA MOVE Index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options which are weighted on the 2, 5, 10, and 30 year contracts over the next 30 days. The ICE BofA US High Yield Index tracks the performance of below-investment-grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P. The S&P Composite 1500 Index combines the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600, to cover approximately 90% of U.S. market capitalization. It is not possible to invest directly in an index. The 30-Day SEC yield is based on dividends accrued by the Fund’s investments over a 30-Day period, and not on the dividends paid by the fund, which may differ and are subject to change. Dividend yield is the ratio of a company’s annual dividend compared to its share price. EBITDA is earnings before interest, taxes, depreciation and amortization and is a calculation of a company’s financial health.

Miller Income Fund 2023 Semi-Annual Report	7

Miller Income Fund things can change quickly (cont’d)

Earnings per share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock and serves as an indicator of a company’s profitability. Adjusted Operating EPS is net income divided by shares outstanding and is an after-tax non-GAAP financial measure, which excludes certain items that may be highly variable from period to period due to accounting treatment under U.S. GAAP or that are non-recurring in nature, as well as certain other revenues and expenses that management does not view as driving the company’s underlying performance. Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures. Leverage is net debt (or gross/total debt less cash & cash equivalents) divided by market cap of equity. Market cap equals price times shares outstanding, or the total market value of all outstanding shares. Price to earnings (P/E) is the market price per share divided by earnings per share. Price-to-Funds from Operations is a valuation multiple calculated by dividing a company’s stock price divided by its funds from operations, that is used to measure the amount of cash flow generated by REITs and other real estate development companies. Risk-Based Capital Ratio is calculated by dividing the company’s risk-based capital by its risk-weighted assets. Yield curve is a graphical representation of the interest rates available for bonds of equal credit quality and different maturity dates.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Investments in MLP securities are subject to unique risks, including the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. As a non-diversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

8	Miller Income Fund 2023 Semi-Annual Report

The Miller Income Fund does not invest directly in Bitcoin; however to the Fund is subject to additional risks and volatility to the extent any of the Fund’s underlying holdings do invest in Bitcoin.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager’s current or future investment and are subject to change at any time. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

©2023 Miller Value Partners, LLC

Miller Income Fund 2023 Semi-Annual Report	9

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

10	Miller Income Fund 2023 Semi-Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on October 1, 2022 and held for the six months ended March 31, 2023.

Actual Expenses

The table below titled “Based on total actual return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on hypothetical return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Income Fund 2023 Semi-Annual Report	11

Fund expenses (unaudited) (cont’d)

Based on total actual return[1]

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	8.21%	$1,000.00	$1,082.10	1.22%	$6.33
Class C	7.77	1,000.00	1,077.70	1.99	10.29
Class FI	8.15	1,000.00	1,081.50	1.27	6.61
Class I	8.36	1,000.00	1,083.60	0.97	5.06
Class IS	8.40	1,000.00	1,084.00	0.92	4.77

Based on hypothetical return[1]

	Hypothetical Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.85	1.22%	$6.14
Class C	5.00	1,000.00	1,015.03	1.99	9.98
Class FI	5.00	1,000.00	1,018.58	1.27	6.41
Class I	5.00	1,000.00	1,020.07	0.97	4.91
Class IS	5.00	1,000.00	1,020.36	0.92	4.62

[1]	For the six months ended March 31, 2023.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CSDC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[3]	Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

12	Miller Income Fund 2023 Semi-Annual Report

Schedule of investments (Unaudited)

March 31, 2023

Miller Income Fund

Security	Shares	Value
Common Stocks — 75.8%
Consumer Discretionary — 10.8%
Household Durables — 2.8%
MDC Holdings, Inc.	107,000	$4,159,090
Specialty Retail — 8.0%
Buckle Inc/The	180,000	6,424,200
Camping World Holdings, Inc.	67,000	1,398,290
Chico’s FAS Inc. *	750,000	4,125,000
Total Specialty Retail		11,947,490
Total Consumer Discretionary		16,106,580
Consumer Staples — 5.5%
Personal Products — 3.1%
Medifast, Inc.	44,800	4,644,416
Tobacco — 2.4%
British American Tobacco Plc	104,000	3,644,182
Total Consumer Staples		8,288,598
Energy — 5.0%
Oil, Gas & Consumable Fuels — 5.0%
Alliance Resource Partners LP	250,000	5,042,500
Chesapeake Energy Corp.	33,000	2,509,320
Total Energy		7,551,820
Financials — 16.9%
Banks — 1.4%
Sberbank of Russia PJSC — ADR *(b)(c)	2,532,000	—
Western Alliance Bancorp	58,400	2,075,536
Total Banks		2,075,536
Capital Markets — 6.8%
Artisan Partners Asset Management, Inc.	63,000	2,014,740
B Riley Financial, Inc.	132,300	3,755,997
Lazard Ltd., Class A Shares	117,200	3,880,492
Sculptor Capital Management Inc.	65,000	559,650
Total Capital Markets		10,210,879
Consumer Finance — 4.7%
OneMain Holdings Inc.	192,700	7,145,316
Diversified Financial Services — 4.0%
Jackson Financial, Inc.	158,000	5,910,780
Total Financials		25,342,511
Health Care — 8.7%
Pharmaceuticals — 8.7%
Organon & Co.	230,000	5,409,600
Viatris Inc.	791,000	7,609,420
Total Health Care		13,019,020

Miller Income Fund 2023 Semi-Annual Report	13

Schedule of investments (Unaudited) (cont’d)

March 31, 2023

Miller Income Fund

Security	Shares	Value
Industrials — 5.8%
Commercial Services & Supplies — 5.8%
Public Policy Holding Co, Inc.	3,936,692	$6,677,380
Quad/Graphics Inc. *	472,800	2,028,312
Total Industrials		8,705,692
Materials — 9.9%
Chemicals — 1.6%
Chemours Co/The	81,000	2,425,140
Construction Materials — 4.2%
HeidelbergCement AG	86,000	6,273,165
Metals & Mining — 4.1%
Alrosa PJSC *(b)(c)	2,978,100	—
Vale SA — ADR	390,000	6,154,200
Total Metals & Mining		6,154,200
Total Materials		14,852,505
Real Estate — 13.2%
Equity Real Estate Investment Trusts (REITs) — 10.1%
CTO Realty Growth, Inc.	411,900	7,109,394
GEO Group Inc/The *	300,000	2,367,000
Medical Properties Trust, Inc.	687,000	5,647,140
Total Equity Real Estate Investment Trusts (REITs)		15,123,534
Real Estate Management & Development — 3.1%
Vonovia SE	250,650	4,713,551
Total Real Estate		19,837,085
Total Common Stocks (Cost — $133,602,462)		113,703,811

		Maturity	Face
	Rate	Date	Amount
Convertible Bonds — 1.1%
Information Technology — 1.1%
Software — 1.1%
MicroStrategy, Inc.	0.750%	12/15/25	$1,900,000	1,693,960
Total Convertible Bonds (Cost — $1,900,000)				1,693,960
Corporate Bonds — 22.4%
Communication Services — 2.0%
Radio and Television Broadcasting — 2.0%
iHeartCommunications, Inc.	8.375%	5/1/27	4,200,000	3,060,750
Total Communication Services				3,060,750
Consumer Discretionary — 3.6%
Leisure Products — 2.3%
Vista Outdoor, Inc. (a)	4.500%	3/15/29	4,200,000	3,381,000

14	Miller Income Fund 2023 Semi-Annual Report

Miller Income Fund

		Maturity	Face
Security	Rate	Date	Amount	Value
Specialty Retail — 1.1%
Carvana Co. (a)	10.250%	5/1/30	$3,000,000	$1,725,000
Textiles, Apparel & Luxury Goods — 0.2%
G-III Apparel Group Ltd. (a)	7.875%	8/15/25	320,000	304,000
Total Consumer Discretionary				5,410,000
Health Care — 5.7%
Pharmaceuticals — 5.7%
Columbia Care, Inc.	9.500%	2/3/26	8,000,000	7,320,000
Endo International Plc (a)	6.000%	6/30/28	15,352,000	1,228,160
Total Health Care				8,548,160
Industrials — 9.0%
Commercial Services & Supplies — 9.0%
GEO Group Inc/The	10.500%	6/30/28	8,291,000	8,456,820
Pitney Bowes Inc. (a)	7.250%	3/15/29	6,600,000	4,999,500
Total Commercial Services & Supplies				13,456,320
Total Industrials				13,456,320
Information Technology — 2.1%
Software — 2.1%
MicroStrategy, Inc. (a)	6.125%	6/15/28	3,500,000	3,112,813
Total Information Technology				3,112,813
Total Corporate Bonds
(Cost — $46,230,786)				33,588,043

	Shares
Rights — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Ultra Resources Escrow Position *(b)(c)	11,195	—
Total Rights
(Cost — $0)		—
Total Investments — 99.3%
(Cost — $181,733,248)		148,985,814
Other Assets in Excess of Liabilities — 0.7%		1,047,490
Total Net Assets — 100.0%		$150,033,304

ADR — American Depositary Receipt

PJSC — Public Joint-Stock Company

Plc — Public Limited Company

LP — Limited Partnership

* Non-income producing security.

Miller Income Fund 2023 Semi-Annual Report	15

Schedule of investments (Unaudited) (cont’d)

March 31, 2023

Miller Income Fund

(a)	Security was purchased to rule 144 under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At March 31, 2023, the value of these securities totaled $14,750,473 or 9.8% of net assets.
(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 2).
(c)	Restricted security.

The Global Industry Classification Standard (GICS ®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

16	Miller Income Fund 2023 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2023

Assets:
Investments, at value (Cost $181,733,248)	$148,985,814
Investment securities sold	1,677,010
Dividends and interest receivable	1,117,745
Receivable for fund shares sold	3,675
Prepaid expenses	50,614
Total Assets	151,834,858
Liabilities:
Payables:
Payable to custodian	14,428
Payable for fund shares repurchased	36,619
Line of credit payable (Note 9)	1,533,000
Investment management fees payable	75,797
Service and/or distribution fees payable	1,765
Accrued other expenses	139,945
Total Liabilities	1,801,554
Total Net Assets	$150,033,304
Net Assets:
Paid-in capital	$205,388,582
Total accumulated loss	(55,355,278)
Total Net Assets	$150,033,304

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2023 Semi-Annual Report	17

Net Assets:
Class A	$24,918,053
Class C	$18,937,442
Class FI	$198,852
Class I	$56,699,722
Class IS	$49,279,235
Shares Outstanding:
Class A	3,941,671
Class C	2,994,917
Class FI	31,461
Class I	8,984,625
Class IS	7,815,062
Net Asset Value:
Class A (and redemption price)	$6.32
Class C *	$6.32
Class FI (and redemption price)	$6.32
Class I (and redemption price)	$6.31
Class IS (and redemption price)	$6.31
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$6.71

*	Redemption price per share of Class C shares is NAV reduced by 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3)

The Accompanying Notes are an Integral Part of these Financial Statements.

18	Miller Income Fund 2023 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2023

Investment Income:
Dividends and distributions (Net of foreign tax of $59,769)	$3,970,930
Return of capital Distributions (Note 2(b))	(440,200)
Net Dividends and Distributions	3,530,730
Interest	1,959,788
Total Investment Income	5,490,518
Expenses:
Investment management fee (Note 3)	592,441
Distribution fees (Note 5)	139,669
Transfer agent expenses (Note 3)	72,800
Administration fees (Note 3)	55,980
Registration fees	35,854
Shareholder servicing fees (Note 5)	35,562
Interest expense (Note 9)	22,032
Shareholder reports	17,710
Legal fees	13,360
Custody fees (Note 3)	11,186
Audit and tax fees	9,098
Compliance fees	7,280
Trustees’ fees (Note 3)	7,000
Insurance	6,196
Miscellaneous expenses	5,730
Total Expenses	1,031,898
Less: Fee waivers and/or expense reimbursement (Note 3)	(81,389)
Net Expenses	950,509
Net Investment Income	4,540,009
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Translation (Notes 2):
Net Realized Loss From:
Investment transactions	(1,624,715)
Net Realized Loss	(1,624,715)
Net Change in Unrealized appreciation on:
Investment transactions	11,698,934
Foreign currency translation	2,894
Change in Net Unrealized Appreciation on Investments	11,701,828
Net Gain on Investments and Foreign Currency Translation	10,077,113
Increase in Net Assets from Operations	$14,617,122

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2023 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended March 31, 2023 (unaudited)
For the Year Ended September 30	2023	2022
Operations:
Net investment income	$4,540,009	$11,012,415
Net realized gain (loss)	(1,624,715)	4,187,245
Change in unrealized appreciation/depreciation	11,701,828	(85,082,232)
Increase (Decrease) in Net Assets from Operations	14,617,122	(69,882,572)
Distributions to shareholders from (Note 5):
Net investment income	(5,110,000)	(10,786,365)
Return of Capital	—	(683,636)
Decrease in Net Assets from Distributions to Shareholders	(5,110,000)	(11,470,001)
Fund Share Transactions (Note 6):
Net proceeds from sale of shares	7,203,424	24,504,222
Reinvestment of distributions	4,691,782	10,801,780
Cost of shares repurchased	(29,676,863)	(51,909,299)
Decrease in Net Assets from Fund Share Transactions	(17,781,657)	(16,603,297)
Decrease in Net Assets	(8,274,535)	(97,955,870)
Net Assets:
Beginning of year	158,307,839	256,263,709
End of period	$150,033,304	$158,307,839

The Accompanying Notes are an Integral Part of these Financial Statements.

20	Miller Income Fund 2023 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares	2023*	2022	2021	2020	2019	2018
Net asset value, beginning of period	$6.03	$9.06	$6.36	$7.74	$8.90	$8.58
Income (loss) from operations:
Net investment income[1]	0.18	0.39	0.44	0.39	0.48	0.50
Net realized and unrealized gain (loss)	(3.00)	(3.00)	2.73	(1.29)	(1.03)	0.47
Total income (loss) from operations	(2.82)	(2.61)	3.17	(0.90)	(0.55)	0.97
Less distributions from:
Net investment income	(0.21)	(0.39)	(0.44)	(0.34)	(0.48)	(0.53)
Return of capital	—	(0.03)	(0.03)	(0.14)	(0.13)	(0.12)
Total distributions:	(0.21)	(0.42)	(0.47)	(0.48)	(0.61)	(0.65)
Net asset value, end of period	$6.32	$6.03	$9.06	$6.36	$7.74	$8.90
Total return[2]	8.21%	-29.56%	50.36%	-11.19%	-5.76%	11.70%
Net assets, end of period (000s)	$24,918	$25,881	$36,250	$27,444	$36,462	$37,749
Ratios to average net assets:
Gross expenses	1.32%[6]	1.26%	1.26%	1.31%	1.29%	1.29%
Net expenses[3,4]	1.22 [5,6]	1.21 [5]	1.23 [5]	1.23	1.26 [5]	1.25
Net investment income	5.28 [6]	4.90	5.22	5.62	6.10	5.67
Portfolio turnover rate	17%[7]	59%	65%	77%	61%	37%

*	For the six months ended March 31, 2023 (unaudited).
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[3]	Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2023, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 1.25% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]	Interest expenses were 0.01%, 0.02%, 0.01% and 0.01% for the years ended September 30, 2019, 2021, 2022 and for the period ended March 31, 2023, respectively. Excluding interest, the net expense ratios were 1.25%, 1.21%, 1.20% and 1.21% for the years ended September 30, 2019, 2021, 2022 and for the period ended March 31, 2023, respectively.
[6]	Annualized.
[7]	Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2023 Semi-Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares	2023*	2022	2021	2020	2019	2018
Net asset value, beginning of period	$6.03	$9.05	$6.36	$7.73	$8.88	$8.56
Income (loss) from operations:
Net investment income[1]	0.15	0.33	0.38	0.33	0.43	0.40
Net realized and unrealized gain (loss)	(2.99)	(3.00)	2.72	(1.27)	(1.02)	0.50
Total income (loss) from operations	(2.84)	(2.67)	3.10	(0.94)	(0.59)	0.90
Less distributions from:
Net investment income	(0.18)	(0.33)	(0.38)	(0.31)	(0.44)	(0.47)
Return of capital	—	(0.02)	(0.03)	(0.12)	(0.12)	(0.11)
Total distributions:	(0.18)	(0.35)	(0.41)	(0.43)	(0.56)	(0.58)
Net asset value, end of period	$6.32	$6.03	$9.05	$6.36	$7.73	$8.88
Total return[2]	7.77%	-30.07%	49.13%	-11.80%	-6.48%	11.00%
Net assets, end of period (000s)	$18,937	$19,860	$34,591	$26,784	$38,463	$35,203
Ratios to average net assets:
Gross expenses	2.08%[6]	2.00%	2.00%	2.05%	2.04%	2.04%
Net expenses[3,4]	1.99 [5,6]	1.95 [5]	1.97 [5]	1.97	2.01 [5]	2.00
Net investment income	4.51 [6]	4.11	4.48	4.84	5.43	4.60
Portfolio turnover rate	17%[7]	59%	65%	77%	61%	37%

*	For the six months ended March 31, 2023 (unaudited).
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[3]	Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2023, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 2.00% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]	Interest expenses were 0.01%, 0.02%, 0.01% and 0.01% for the years ended September 30, 2019,2021, 2022 and for the period ended March 31, 2023, respectively. Excluding interest, the net expense ratios were 2.00%, 1.95%, 1.94% and 1.98% for the years ended September 30, 2019, 2021, 2022 and for the period ended March 31, 2023, respectively.
[6]	Annualized.
[7]	Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

22	Miller Income Fund 2023 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class FI Shares	2023*	2022	2021	2020	2019	2018
Net asset value, beginning of period	$6.03	$9.06	$6.36	$7.71	$8.86	$8.55
Income (loss) from operations:
Net investment income[1]	0.17	0.40	0.43	0.38	0.43	0.59
Net realized and unrealized gain (loss)	(3.00)	(3.01)	2.74	(1.25)	(0.98)	0.37
Total income (loss) from operations	(2.83)	(2.61)	3.17	(0.87)	(0.55)	0.96
Less distributions from:
Net investment income	(0.20)	(0.39)	(0.44)	(0.34)	(0.47)	(0.53)
Return of capital	—	(0.03)	(0.03)	(0.14)	(0.13)	(0.12)
Total distributions:	(0.20)	(0.42)	(0.47)	(0.48)	(0.60)	(0.65)
Net asset value, end of period	$6.32	$6.03	$9.06	$6.36	$7.71	$8.86
Total return[2]	8.15%	-29.57%	50.25%	-10.82%	-5.80%	11.66%
Net assets, end of period (000s)	$199	$248	$208	$118	$209	$866
Ratios to average net assets:
Gross expenses	1.37%[6]	1.28%	1.38%	1.26%	1.26%	1.36%
Net expenses[3,4]	1.27 [5,6]	1.24 [5]	1.35 [5]	1.20	1.26 [5]	1.25
Net investment income	5.09 [6]	4.98	5.07	5.54	5.41	6.58
Portfolio turnover rate	17%	59%	65%	77%	61%	37%

*	For the six months ended March 31, 2023 (unaudited).
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[3]	Effective January 31, 2020, the adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2023, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 1.25% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.
[4]	Reflects fee waivers and expense reimbursements, or recapture of previous waivers.
[5]	Interest expenses were 0.01%, 0.02%, 0.01% and 0.01% for the years ended September 30, 2019, 2021, 2022 and for the period ended March 31, 2023, respectively. Excluding interest, the net expense ratios were 1.25%, 1.33%, 1.23% and 1.26% for the years ended September 30, 2019, 2021, 2022 and for the period ended March 31, 2023, respectively.
[6]	Annualized.
[7]	Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2023 Semi-Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares	2023*	2022	2021	2020	2019	2018
Net asset value, beginning of period	$6.02	$9.05	$6.35	$7.73	$8.89	$8.56
Income (loss) from operations:
Net investment income[1]	0.18	0.41	0.46	0.40	0.51	0.51
Net realized and unrealized gain (loss)	(2.99)	(3.00)	2.73	(1.27)	(1.03)	0.49
Total income (loss) from operations	(2.81)	(2.59)	3.19	(0.87)	(0.52)	1.00
Less distributions from:
Net investment income	(0.22)	(0.41)	(0.46)	(0.36)	(0.50)	(0.54)
Return of capital	—	(0.03)	(0.03)	(0.15)	(0.14)	(0.13)
Total distributions:	(0.22)	(0.44)	(0.49)	(0.51)	(0.64)	(0.67)
Net asset value, end of period	$6.31	$6.02	$9.05	$6.35	$7.73	$8.89
Total return[2]	8.36%	-29.41%	50.82%	-10.94%	-5.48%	12.12%
Net assets, end of period (000s)	$56,700	$67,042	$123,349	$80,483	$79,411	$68,138
Ratios to average net assets:
Gross expenses	1.07%[6]	1.00%	1.01%	1.05%	1.03%	1.04%
Net expenses[3,4]	0.97 [5,6]	0.96 [5]	0.98 [5]	0.95	0.96 [5]	0.95
Net investment income	5.46 [6]	5.09	5.48	5.89	6.47	5.78
Portfolio turnover rate	17%[7]	59%	65%	77%	61%	37%

*	For the six months ended March 31, 2023 (unaudited).
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[3]	Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2023, so that such annual operating expenses will not exceed 0.89%. Separately, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.95% for Class I. See Note 3.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]	Interest expenses were 0.01%, 0.02%, 0.01% and 0.01% for the years ended September 30, 2019, 2021, 2022 and for the period ended March 31, 2023, respectively. Excluding interest, the net expense ratios were .95%, .96%, .95% and .96% for the years ended September 30, 2019, 2021, 2022 and for the period ended March 31, 2023, respectively.
[6]	Annualized.
[7]	Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

24	Miller Income Fund 2023 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares	2023*	2022	2021	2020	2019	2018
Net asset value, beginning of period	$6.02	$9.04	$6.35	$7.73	$8.88	$8.56
Income (loss) from operations:
Net investment income[1]	0.19	0.42	0.47	0.41	0.51	0.50
Net realized and unrealized gain (loss)	(2.99)	(3.00)	2.72	(1.28)	(1.01)	0.50
Total income (loss) from operations	(2.80)	(2.58)	3.19	(0.87)	(0.50)	1.00
Less distributions from:
Net investment income	(0.22)	(0.41)	(0.47)	(0.36)	(0.51)	(0.55)
Return of capital	—	(0.03)	(0.03)	(0.15)	(0.14)	(0.13)
Total distributions:	(0.22)	(0.44)	(0.50)	(0.51)	(0.65)	(0.68)
Net asset value, end of period	$6.31	$6.02	$9.04	$6.35	$7.73	$8.88
Total return[2]	8.40%	-29.28%	50.75%	-10.87%	-5.38%	12.21%
Net assets, end of period (000s)	$49,279	$45,277	$61,866	$41,034	$51,497	$54,829
Ratios to average net assets:
Gross expenses	1.01%[6]	0.94%	0.94%	0.99%	0.97%	0.98%
Net expenses[3,4]	0.92 [5,6]	0.90 [5]	0.91 [5]	0.88	0.86 [5]	0.85
Net investment income	5.63 [6]	5.23	5.55	5.92	6.49	5.69
Portfolio turnover rate	17%[7]	59%	65%	77%	61%	37%

*	For the six months ended March 31, 2023 (unaudited).
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[3]	Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2023, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 0.85% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]	Interest expenses were 0.01%, 0.02%, 0.01% and 0.01% for the years ended September 30, 2019, 2021, 2022 and for the period ended March 31, 2023, respectively. Excluding interest, the net expense ratios were 0.85%, 0.89%, 0.89% and 0.91% for the years ended September 30, 2019, 2021, 2022 and for the period ended March 31, 2023, respectively.
[6]	Annualized.
[7]	Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2023 Semi-Annual Report	25

Notes to financial statements

1. Organization

Miller Income Fund (the “Fund”) is a separate non-diversified investment series of the Trust for Advised Portfolios (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to provide a high level of income while maintaining the potential for growth.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a)  Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the “Adviser”) under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

●	Level 1 — quoted prices in active markets for identical investments

26	Miller Income Fund 2023 Semi-Annual Report

●	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

			Significant
		Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Investments*
Common Stocks	$113,703,811	$—	$—	**	$113,703,811
Convertible Bonds	—	1,693,960	—		1,693,960
Corporate Bonds	—	33,588,043	—		33,588,043
Rights	—	—	—	***	—
Total Investments	$113,703,811	$35,282,003	$—		$148,985,814
*	See Schedule of Investments for additional detailed categorizations.
**	Russia’s invasion of Ukraine has led to unprecedented market and policy responses of governments and regulators around the world. As a result there is no functioning or orderly market to the facilitate the liquidation of any Russian-based securities held by the Fund. As a result, the fair value of the Russian securities held in the Fund has been reduced to a negligible value.

***Valued at zero.

(b)  Return of capital estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (“MLPs”) generally are comprised of income and return of capital. Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and MLPs based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(c)  Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Miller Income Fund 2023 Semi-Annual Report	27

Notes to financial statements (cont’d)

(d)  Distributions to shareholders. Distributions are declared and paid on a quarterly basis. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(e)  Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f)  Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of March 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

28	Miller Income Fund 2023 Semi-Annual Report

3.  Investment management agreement and other related party transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $2.5 billion	0.700%
Next $5 billion	0.675
Over $7.5 billion	0.650

Effective January 31, 2020, the Adviser contractually agreed to reduce fees and pay expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses), so that such annual operating expenses will not exceed 0.89%. Separately, with respect to Class I only, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.95%. These arrangements cannot be terminated prior to January 31, 2024 without the Board of Trustees’ consent.

Prior to January 31, 2020, the limit on annual operating expenses was established at a class level and inclusive of 12b-1 fees and shareholder servicing fees and did not exceed the class levels set forth below.

Class A	Class C	Class FI	Class I	Class IS
1.25%	2.00%	1.25%	0.95%	0.85%

During the period ended March 31, 2023, fees waived and/or expenses reimbursed amounted to $81,389.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Miller Income Fund 2023 Semi-Annual Report	29

Notes to financial statements (cont’d)

At March 31, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to be recaptured by the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires September 30, 2023	$20,855	$10,195	$114	$57,048	$30,964
Expires September 30, 2024	11,604	11,385	60	36,428	18,475
Expires September 30, 2025	14,095	12,872	142	43,867	25,574
Expires March 31, 2026	13,504	10,019	126	32,919	24,821
Total	$60,058	$44,471	$442	$170,262	$99,834

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator and transfer agent. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Fund’s custodian. Quasar Distributors, LLC (“Quasar”), serves as the Fund’s distributor and principal underwriter. For the period ended March 31, 2023, the Fund incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Administration & fund accounting	$55,980
Transfer agent	$72,800
Custody	$11,186
Compliance	$7,280

At March 31, 2023, the Fund had payables for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$38,750
Transfer agent	$50,868
Custody	$9,123
Compliance	$4,897

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $7,000 for their services and reimbursement of travel expenses during the period ended March 31, 2023. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

30	Miller Income Fund 2023 Semi-Annual Report

For the period ended March 31, 2023, Quasar did not retain any sales charges for the Fund’s Class A shares, and CDSCs for Class A and C shares were $0 and $64, respectively.

4. Investments

During the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$28,703,338
Sales	$46,552,371

5. Class specific expenses and distributions

The Fund has adopted a Rule 12b-1 distribution and shareholder servicing plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively.

The Fund also has arrangements with various parties to provide ongoing sub-transfer agency services for each share class. Sub-transfer agency and/or distribution fees are accrued daily and paid monthly or quarterly.

For the period ended March 31, 2023, class specific expenses were as follows:

	Service and/or
	Distribution Fees	Servicing Fees
Class A	$35,035	$7,491
Class C	104,302	7,197
Class FI	332	147
Class I	—	20,727
Total	$139,669	$35,562

Distributions by class for the period ended March 31, 2023, and year ended September 30, 2022 were as follows:

	Six Months Ended	Year Ended
	March 31, 2023	September 30, 2022
Net Investment Income:
Class A	$835,752	$1,571,022
Class C	545,690	1,189,838
Class FI	7,193	15,204
Class I	2,059,861	5,045,915
Class IS	1,661,504	2,964,386
Total	$5,110,000	$10,786,365

Miller Income Fund 2023 Semi-Annual Report	31

Notes to financial statements (cont’d)

	Six Months Ended	Year Ended
	March 31, 2023	September 30, 2022
Return of Capital
Class A	$—	$109,265
Class C	—	74,457
Class FI	—	1,050
Class I	—	297,320
Class IS	—	201,544
Total	$—	$683,636

6. Shares of beneficial interest

At March 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended		Year Ended
	March 31, 2023		September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	220,758	$1,493,427	954,895	$7,249,681
Shares issued on reinvestment	124,270	799,940	224,073	1,631,126
Shares repurchased	(695,097)	(4,672,932)	(888,161)	(7,021,902)
Net increase (decrease)	(350,069)	$(2,379,565)	290,807	$1,858,905
Class C
Shares sold	125,358	$852,081	140,290	$1,261,983
Shares issued on reinvestment	83,428	536,415	169,495	1,243,275
Shares repurchased	(507,025)	(3,390,295)	(837,582)	(6,429,441)
Net decrease	(298,239)	$(2,001,799)	(527,797)	$(3,924,183)
Class FI
Shares sold	128	$868	34,695	$306,350
Shares issued on reinvestment	1,113	7,193	2,246	16,253
Shares repurchased	(10,849)	(74,449)	(18,805)	(157,348)
Net increase (decrease)	(9,608)	$(66,388)	18,136	$165,255
Class I
Shares sold	504,826	$3,356,806	1,641,524	$13,230,435
Shares issued on reinvestment	300,100	1,932,180	689,695	5,082,198
Shares repurchased	(2,956,456)	(20,494,968)	(4,829,740)	(38,300,608)
Net decrease	(2,151,530)	$(15,205,982)	(2,498,521)	$(19,987,975)
Class IS
Shares sold	222,921	$1,500,242	—	$—
Shares issued on reinvestment	220,928	1,416,054	296,950	2,455,773
Shares repurchased	(154,764)	(1,044,219)	386,878	2,828,928
Net increase	289,085	$1,872,077	683,828	$5,284,701
Total decrease	(2,520,361)	$(17,781,657)	(2,033,547)	$(16,603,297)

32	Miller Income Fund 2023 Semi-Annual Report

7. Income tax information

At September 30, 2022, the components of accumulated earnings (losses) for federal income tax purposes were as follows:

Tax cost of investments	$201,823,014
Gross unrealized appreciation	$12,696,793
Gross unrealized depreciation	(57,454,874)
Net unrealized depreciation	$(44,758,081)
Capital loss carryforwards	(20,027,109)
Other book/tax temporary differences(a)	(77,210)
Total accumulated loss	$(64,862,400)

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2022, the following reclassifications have been made:

	Accumulated Net	Paid-in
	Earnings	Capital
(a)	$ (336,705)	$ 336,705

(a)	Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of various items.

At September 30, 2022, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration

Short-Term	Long-Term	Total
$ 15,818,977	$ 4,208,132	$ 20,027,109

8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of March 31, 2023, there is no beneficial ownership more than 25% of the outstanding shares of the Fund.

Miller Income Fund 2023 Semi-Annual Report	33

Notes to financial statements (cont’d)

9. Line of Credit

The Fund has access to a $15 million line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. Loan activity for the period ended March 31, 2023 was as follows:

Maximum available credit	$15,000,000
Largest amount outstanding on an individual day	$7,386,000
Average daily loan outstanding	$958,595
Interest expense	$22,032
Loan outstanding as of March 31, 2023	$1,533,000
Average interest rate	7.54%

10. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to March 31, 2023 through the date the financial statements have been issued. On April 28, 2023, William H. Miller III (“Bill Miller III”), the Chairman, Chief Investment Officer, and controlling owner of MVP, transferred a controlling interest in MVP to William H. Miller IV (“Bill Miller IV”), who currently serves as Portfolio Manager to the Fund (the “Transaction”). Bill Miller III retains a minority interest in MVP following the Transaction. The Transaction was approved at a shareholder meeting that occurred on April 12, 2023, and did not result in any material changes to the Fund’s advisory agreement, investment strategies, or advisory fee.

11. Change in Independent Registered Public Accounting Firm

BBD, LLP (“BBD”) served as the independent registered public accounting firm for the Fund to audit the financial statements for the fiscal year ended March 31, 2022. On March 13, 2023, BBD sent a letter of cessation to the SEC indicating that BBD would no longer be serving as auditor. This letter was sent as a result of the Investment Management Group of BBD being acquired by Cohen & Company, Ltd (“Cohen”).

The Trust engaged Cohen on April 4, 2023, as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending March 31, 2023.

The report of BBD on the financial statements of the Fund for the fiscal year ended March 31, 2022, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

34	Miller Income Fund 2023 Semi-Annual Report

In connection with the Fund’s audit for the fiscal period ended March 31, 2022, there have been no disagreements, if not resolved to the satisfaction of BBD, that would have caused them to make reference there to in their report on the financial statements for such period.

Miller Income Fund 2023 Semi-Annual Report	35

Additional information (unaudited)

March 31, 2023

Proxy Voting Policies and Procedures

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

36	Miller Income Fund 2023 Semi-Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Income Fund 2023 Semi-Annual Report	37

Investment Adviser
Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive,
Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Distributor
Quasar Distributors, LLC
111 East Kilbourn Ave.
Suite 2200
Milwaukee, Wisconsin
53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Legal Counsel
Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds

888.593.5110

millervaluefunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  Filed Herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By /s/ Russell B. Simon
                   Russell B. Simon, President

Date        6/9/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Russell B. Simon
                   Russell B. Simon, President

Date       6/9/2023

By /s/  Eric T. McCormick
                   Eric T. McCormick, Treasurer

Date       6/9/2023